UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 9, 2006

NORTEL NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	001-07260	NOT APPLICABLE

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA		L6T 5P6

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On May 9, 2006, Nortel Networks Corporation (the “Company”) announced that its indirect subsidiary, Nortel Networks Inc. (“NNI”), entered into an amendment and waiver with the lenders under NNI’s US$1.3 billion one-year credit facility (the “2006 Credit Facility”) and that the Company’s principal direct operating subsidiary, Nortel Networks Limited (“NNL”), entered into an amendment and waiver with Export Development Canada (“EDC”) under NNL’s US$750 million support facility (the “EDC Support Facility”).
The material terms of each of the amendment and waiver agreements are described in the press release announcing the amendments and waivers, attached hereto as Exhibit 99.1, the amendment and waiver to the 2006 Credit Facility, attached hereto as Exhibit 10.1 and the amendment and waiver to the EDC Support Facility, attached hereto as Exhibit 10.2, all of which are incorporated by reference herein (other than information included on or linked from the registrant’s website referenced in such press release, which is not incorporated by reference into this report).
Certain of the banks extending the amendment and waiver under the 2006 Credit Facility and their affiliates have provided in the past, and may provide in the future, certain commercial banking, financial advisory, investment banking and other services for the Company and its affiliates. In addition, these banks and their affiliates may effect transactions and hold for their own account or the account of customers long or short positions in debt or equity securities of the Company or its affiliates.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

10.1	Amendment No. 1 and Waiver dated May 9, 2006 among Nortel Networks Inc., JPMorgan Chase Bank, N.A., as Administrative Agent and Lender, and Citicorp USA, Inc., Royal Bank of Canada and Export Development Canada, as Lenders.
10.2	Amendment No. 1 and Waiver dated May 9, 2006 between Nortel Networks Limited and Export Development Canada.
99.1	Press Release issued by the registrant on May 9, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ Gordon A. Davies

Gordon A Davies
General Counsel — Corporate
and Corporate Secretary

By:	/s/ Tracy S. J. Connelly McGilley

Tracy S. J. Connelly McGilley
Assistant Secretary
Dated: May 11, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 and Waiver dated May 9, 2006 among Nortel Networks Inc., JPMorgan Chase Bank, N.A., as Administrative Agent and Lender, and Citicorp USA, Inc., Royal Bank of Canada and Export Development Canada, as Lenders.
10.2	Amendment No. 1 and Waiver dated May 9, 2006 between Nortel Networks Limited and Export Development Canada.
99.1	Press Release issued by the registrant on May 9, 2006.

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